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                             WARRANT AGENT AGREEMENT

               WARRANT AGENT AGREEMENT dated as of May 31, 1996, by and among Paravant Computer Systems, Inc. a Florida corporation (the "Company" or "PCS"), and Paravant Computer Systems, Inc., in its capacity as warrant agent (the "Warrant Agent").

               WHEREAS, as part of a bridge financing in August 1995 ("Bridge Financing") the Company borrowed $400,000 from a group of private investors and agreed to issue warrants to purchase 160,000 shares ("Warrants") of the Company's Common Stock, par value $.045 per share ("Common Stock");

               WHEREAS, each Warrant will entitle the holder to purchase one share of Common Stock, subject to the terms hereof; and

               WHEREAS, PCS is willing to act as Warrant Agent in connection with the issuance, registration, transfer, exchange and exercise of the Warrants;

               NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

               Section 1. Appointment of Warrant Agent. PCS is hereby appointed to act as Warrant Agent for the Company in accordance with the instructions hereinafter set forth in this Agreement, and the Warrant Agent hereby accepts such appointment.

               Section 2. Form of Warrant. The certificate representing the Warrants and the form of election to purchase Common Stock to be printed on the reverse thereof shall be substantially as set forth in Exhibit A attached hereto. Each Warrant shall entitle the registered holder thereof to purchase one share of Common Stock at a purchase price of Six and 00/100 Dollars ($6.00), at any time from the effective date of the Company's initial public offering through Duke & Co., Inc. ("IPO"), until 5:00 p.m. Eastern time, on June 3, 2001 (the "Expiration Date"). The Warrant exercise price and the number of shares of Common Stock issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrants shall be executed on behalf of the Company by the mutual or facsimile signature of the present or any future Chairman of the Board, President or Vice President of the Company, attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company.



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               Warrants shall be dated as of the issuance by the Warrant Agent either upon initial issuance or upon transfer or exchange.

               In the event the aforesaid expiration dates of the Warrants fall on a Saturday or Sunday, or on a legal holiday on which the New York Stock Exchange is closed, then the Warrants shall expire at 5:00 p.m. Eastern time on the next succeeding business day.

               Section 3. Countersignature and Registration. The Warrant Agent shall maintain books for the transfer and registration of the Warrants. Upon the initial issuance of the Warrants, the Warrant Agent shall issue and register the Warrants in the names of the respective holders thereof. The Warrants shall be countersigned manually or by facsimile by the Warrant Agent (or by any successor to the warrant agent then acting as Warrant Agent under this Agreement) and shall not be valid for any purpose unless so countersigned. The Warrants may, however, be so countersigned by the Warrant Agent (or by its successor as Warrant Agent) and be delivered by the Warrant Agent, notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature or delivery.

               Section 4. Transfer and Exchanges. The Warrant Agent shall transfer, from time to time, any outstanding Warrants upon the books to be maintained by the Warrant Agent for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer. Upon any such transfer, a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Warrant Agent. Warrants so canceled shall be delivered by the Warrant Agent to the Company, from time to time, upon request. Warrants may be exchanged at the option of the holder thereof, when surrendered at the office of the Warrant Agent, for another Warrant, or other Warrants of different denominations of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock.

               Section 5. Exercise of Warrants. Subject to the provisions of this Agreement, each registered holder of Warrants shall have the right, which may be exercised commencing as of the Effective Date, to purchase from the Company (and the Company shall issue and sell to such registered holder of Warrants) the number of fully paid and non-assessable shares of Common Stock specified in such Warrants upon surrender of such Warrants to the Company at the office of the Warrant Agent, with the form of election to purchase on the reverse thereof duly filled in and signed, and upon payment to the Company of the warrant price, determined in accordance with the provisions of Sections 9 and 10

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of this Agreement, for the number of shares of Common Stock in respect of which such Warrants are then exercised. Payment of such warrant price shall be made in cash or by certified check or bank draft to the order of the Company. Subject to
Section 6, upon such surrender of Warrants and payment of the warrant price, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the registered holder of such Warrants and in such name or names as such registered holder may designate, a certificate or certificates for the number of full shares of Common Stock so purchased upon the exercise of such Warrants. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such shares of Common Stock as of the date of the surrender of such Warrants and payment of the warrant price as aforesaid. The rights of purchase represented by the Warrants shall be exercisable, at the election of the registered holders thereof, either as an entirety or from time to time for a portion of the shares specified therein, and in the event that any Warrant is exercised in respect of less than all of the shares of Common Stock specified therein at any time prior to the Expiration Date of the Warrants, a new Warrant or Warrants will be issued to the registered holder for the remaining number of shares of Common Stock specified in the Warrant so surrendered, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrants pursuant to the provisions of this Section and of Section 3 of this Agreement and the Company, whenever requested by the Warrant Agent, will supply the Warrant Agent with Warrants duly executed on behalf of the Company for such purpose.

               Section 6. Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Common Stock issuable upon the exercise of Warrants and not paid by the holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of any certificates of shares of Common Stock in a name other than that of the registered holder of Warrants in respect of which such shares are issued, and in such case, neither the Company nor the Warrant Agent shall be required to issue or deliver any certificate for shares of Common Stock or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's satisfaction that such tax has been paid.

               Section 7. Mutilated or Missing Warrants. In case any of the Warrants shall be mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue and the Warrant Agent shall countersign and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new


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Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction and, in case of a lost, stolen or destroyed Warrant, indemnity, if requested, also satisfactory to them. Applicants for such substitute Warrants shall also comply with such other reasonable regulations and pay documentary stamp taxes and such reasonable charges as the Company or the Warrant Agent may prescribe.

               Section 8. Reservation of Common Stock. There have been reserved, and the Company shall at all times keep reserved, out of the authorized and unissued shares of Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the Warrants, and the transfer agent for the shares of Common Stock and every subsequent transfer agent for any shares of the Company's Common Stock issuable upon the exercise of any of the rights of purchase aforesaid are irrevocably authorized and directed at all times to reserve such number of authorized and unissued shares of Common Stock as shall be required for such purpose. The Company agrees that all shares of Common Stock issued upon exercise of the Warrants shall be, at the time of delivery of the certificates of such shares, validly issued and outstanding, fully paid and non-assessable and listed on any national securities exchange or NASDAQ Market System upon which the other shares of Common Stock are then listed. The Company will keep a copy of this Agreement on file with the transfer agent for the shares of Common Stock and with every subsequent transfer agent for any shares of the Company's Common Stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is irrevocably authorized to requisition from time to time from such transfer agent stock certificates required to honor outstanding Warrants. The Company will supply such transfer agent with duly executed stock certificates for that purpose. All Warrants surrendered in the exercise of rights thereby evidenced shall be canceled by the Warrant Agent and shall thereafter be delivered to the Company, and such canceled Warrants shall constitute sufficient evidence of the number of shares of Common Stock which have been issued upon the exercise of such Warrants. Promptly after the date of expiration of the Warrants, the Warrant Agent shall certify to the Company the total aggregate amount of Warrants then outstanding, and thereafter no shares of Common Stock shall be subject to reservation in respect of such Warrants which shall have expired.

               Section 9.  Warrant Price;  Adjustments.

               (a) The warrant price at which Common Stock shall be purchasable upon the exercise of the Warrants shall be Six and 00/100 Dollars ($6.00) at any time following the Effective Date until the Expiration Date, subject to adjustment as provided in this


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Section (the "Warrant Price").

               (b) The Warrant Price shall be subject to adjustment from time to time as follows:

                      (i) In case the Company shall at any time after the date hereof pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, then upon such dividend or distribution, the Warrant Price in effect immediately prior to such dividend or distribution shall forthwith be reduced to a price determined by dividing:

                             (A) an amount equal to the total number of
shares of Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Warrant Price in effect immediately prior to such dividend or distribution, by
                             (B) the total number of shares of Common
Stock outstanding immediately after such issuance or sale.

               For the purposes of any computation to be made in accordance with the provisions of this clause (i), the following provisions shall be applicable:
Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution.

                   (ii) In case the Company shall at any time subdivide or combine the outstanding Common Stock, the Warrant Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination to the nearest one cent. Any such adjustment shall become effective at the time such subdivision or combination shall become effective.

                             (C) Notwithstanding anything contained herein
to the contrary, no adjustment of the Warrant Price shall be made if the amount of such adjustment shall be less than $.05, but in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to not less than $.05.

               (c) In the event that the number of outstanding shares of Common Stock is increased by a stock dividend payable in Common Stock or by a subdivision of the outstanding Common Stock, then, from and after the time at which the adjusted Warrant Price becomes effective pursuant to paragraph (b) of this Section by reason of such dividend or subdivision, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be

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increased in proportion to such increase in outstanding shares. In the event that the number of shares of Common Stock outstanding is decreased by a combination of the outstanding Common Stock, then, from and after the time at which the adjusted Warrant Price becomes effective pursuant to paragraph (b) of this Section by reason of such combination, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be decreased in proportion to such decrease in the outstanding shares of Common Stock.

               (d) In case of any reorganization or reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination), or in case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the holder of each Warrant then outstanding shall thereafter have the right to purchase the kind and amount of shares of Common Stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which the holder of such Warrant shall then be entitled to purchase; such adjustment shall apply with respect to all such changes occurring between the date of this Warrant Agreement and the date of exercise of such Warrant.

               (e) Subject to the provisions of this Section 9, in case the Company shall, at any time prior to the exercise of the Warrants, make any distribution of its assets to holders of its Common Stock as a liquidating or a partial liquidating dividend, then the holder of Warrants who exercises Warrants after the record date for the determination of those holders of Common Stock entitled to such distribution of assets as a liquidating or partial liquidating dividend shall be entitled to receive for the Warrant Price per Warrant, in addition to each share of Common Stock, the amount of such distribution (or at the option of the Company, a sum equal to the value of any such assets at the time of such distribution as determined by the Board of Directors of the Company in good faith), which would have been payable to such holder had he been the holder of record of the Common Stock receivable upon exercise of his Warrant on the record date for the determination of those entitled to such distribution.

               (f) In case of the dissolution, liquidation or winding-up of the Company, all rights under the Warrants shall terminate on a date fixed by the Company, such date to be no earlier than ten (10) days prior to the effectiveness of such dissolution, liquidation or winding-up, and not later than five (5) days prior

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to such effectiveness. Notice of such termination of purchase rights shall be given to the last registered holder of the Warrants, as the same shall appear on the books of the Company maintained by the Warrant Agent, by registered mail at least thirty (30) days prior to such termination date.

               (g) Any adjustment pursuant to the aforesaid provisions shall be made on the basis of the number of shares of Common Stock which the holder thereof would have been entitled to acquire by the exercise of the Warrant immediately prior to the event giving rise to such adjustment.

               (h) Irrespective of any adjustments in the Warrant Price or the number or kind of shares purchasable upon exercise of the Warrants, Warrants previously or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Warrant Agreement.

               (i) The Company may retain a firm of independent public accountants (who may be any such firm regularly employed by the Company) to make any computation required under this Section, and any certificate setting forth such computation signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section.

               (j) If at any time, as a result of an adjustment made pursuant to paragraph (d) above, the holders of a Warrant or Warrants shall become entitled to purchase any securities other than shares of Common Stock, thereafter the number of such securities so purchasable upon exercise of each Warrant and the Warrant Price for such shares shall be subject to adjustment, from time to time, in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in paragraphs (b) and (c).

               (k) Anything hereinabove to the contrary notwithstanding, no adjustment shall be made pursuant to paragraph 9(a) to the Warrant Price or to the number of shares of Common Stock purchasable upon the exercise of any Warrant, upon:

                      (i) The issuance or sale by the Company of any shares of Common Stock or options, warrants or other securities pursuant to (A) the Warrants subject to this Agreement, (B) the Underwriter's Warrants granted in connection with the IPO, including shares of Common Stock issuable upon the exercise of the warrants underlying the warrants purchased pursuant to the Underwriter's Warrants, and the Underwriter's overallotment option and all securities underlying said option (C) the Company's stock option plans,
(D) the underwriting agreement relating to the IPO and (E) any equity securities for which adequate consideration is received;

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                      (ii) The issuance or sale of shares of Common
Stock pursuant to the exercise of options or conversion or exchange of convertible securities hereinafter issued for which an adjustment has been made (or was not required to be made) pursuant to the provisions of this Section 9 hereof;

                      (iii) The increase in the number of shares of Common Stock subject to any option or convertible security referred to in subsections (i) and (ii) hereof pursuant to the provisions of such options or convertible securities designed to protect against dilution.

                      (iv) The increase in the number of shares of Common Stock issued upon the exercise of Warrants pursuant to the Bridge Financing.

               (l) The form of Warrant need not be changed because of any change pursuant to this Section 9, and Warrants issued after such change may state the same Warrant Price and the same number of shares as is stated in the Warrants initially issued pursuant to this Agreement. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of Warrant that the Company may deem appropriate and that does not affect the substance thereof; and any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

               Section 10. Fractional Interests. The Warrants may only be exercised to purchase full shares of Common Stock and the Company shall not be required to issue fractions of shares of Common Stock on the exercise of Warrants. However, if a Warrantholder exercises all Warrants then owned of record by him and such exercise would result in the issuance of a fractional share, the Company will pay to such Warrantholder, in lieu of the issuance of any fractional share otherwise issuable, an amount of cash based on the market value of the Common Stock of the Company on the last trading day prior to the exercise date.

               Section 11.  Notices to Warrantholders.

                      (a) Upon any adjustment of the Warrant Price and the number of shares of Common Stock issuable upon exercise of a Warrant, then and in each such case, the Company shall give written notice thereof to the Warrant Agent, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company shall also mail such notice to the holders of the Warrants at their respective addresses appearing in the Warrant register. Failure to give or

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mail such notice,  or any defect  therein,  shall not affect the validity of the adjustments.

                      (b) In case at any time:

                             (i) the Company shall pay dividends payable
in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock; or

                             (ii) the Company  shall offer for subscription
pro rata to all of the holders of its Common Stock any additional shares of stock of any class or other rights; or

                             (iii) there shall be any capital reorganization
or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of substantially all of its assets to another corporation; or

                             (iv) there shall be a voluntary or involuntary
dissolution, liquidation or winding-up of the Company; then in any one or more of such cases, the Company shall give written notice in the manner set forth in paragraph (a) of Section 11 of the date on which (A) a record shall be taken for such dividend, distribution or subscription rights, or (B) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the action in question and not less than thirty (30) days prior to the record date in respect thereof. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any of the matters set forth in this Section 11(b).

                      (c) The Company shall cause copies of its annual report to be sent by first-class mail, postage prepaid, on the date of mailing to such stockholders, to each registered holder of Warrants at his address appearing in the Warrant register as of the record date for the determination of the stockholders entitled to such documents.

               Section 12. Redemption of Warrants. Until 5:00 P.M. Eastern time on the Expiration Date, the Warrants are subject to earlier redemption as follows: If the average of the closing bid prices of the Common Stock (if the Common Stock is then traded in the over-the-counter market), or the average of the closing

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prices of the Common Stock (if the Common Stock is then traded on a national securities exchange or the NASDAQ National Market System or SmallCap Market System) exceeds $6.00 (subject to adjustment consistent with Section 9 hereof) for any consecutive 20 trading days, then upon at least 30 days prior written notice, given within 60 days of the period, the Company will be able to call all (but not less than all) of the Warrants for redemption at a price of $.05 per Warrant (subject to adjustment consistent with Section 9 hereof). The redemption notice shall be mailed to the holders of the Warrants at their respective addresses appearing in the Warrant register. Holders of the Warrants will have exercise rights until the close of business on the date fixed for redemption.

               Section 13. Merger, Consolidation or Change of Name of Warrant Agent. Any corporation or company which may succeed to the business of the Warrant Agent by any merger, consolidation or otherwise shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 16 of this Agreement. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, any of the Warrants shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver such Warrants so countersigned.

               In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignature under its prior name and deliver Warrants so countersigned. In all such cases, such Warrants shall have the full force provided in the Warrants and in the Agreement.

               Section 14. Duties of Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

                      (a) The statements of act and recitals contained herein and in the Warrants shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except as such describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein expressly provided.

                      (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants in this Agreement or in the Warrants to be complied with by the Company.


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                      (c) The Warrant Agent may consult at any time with
counsel satisfactory to it (who may be counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

                      (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate or other instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

                      (e) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Agreement, to reimburse the Warrant Agent for all reasonable expenses, taxes and Governmental charges and other charges incurred by the Warrant Agent in the execution of this Agreement and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgment, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of the Warrant Agent's negligence, wilful misconduct or bad faith.

                      (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expenses unless the Company or one or more registered holders of Warrants shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights and interests may appear.

                   (g) The Warrant Agent and any stockholder, director, officer, partner or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall


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preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                      (h) The Warrant Agent shall act hereunder solely as agent and its duties shall be determined solely by the provisions hereof.

                      (i) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees.

                      (j) Any request, direction, election, order or demand of the Company shall be sufficiently evidenced by an instrument signed in the name of the Company by its President or a Vice President or its Secretary or an Assistant Secretary or its Treasurer or an Assistant Treasurer (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Warrant Agent by a copy thereof certified by the Secretary or an Assistant Secretary of the Company.

               Section 15. Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties under this Agreement by giving to the Company sixty (60) days written notice, and to the holders of the Warrants notice by mailing such notice to the holders at their respective addresses appearing on the Warrant register, of such resignation, specifying a date when such resignation shall take effect. The Warrant Agent may be removed by thirty (30) days written notice to the Warrant Agent from the Company and the like mailing of notice to the holders of the Warrants. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of action, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or after the Company has received such notice from a registered holder of a Warrant (who shall, with such notice, submit his Warrant for inspection by the Company), then the registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be a bank or trust company, in good standing, incorporated under New York or federal law. After appointment, the successor Warrant Agent shall be vested with substantially the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed, and the former Warrant Agent shall deliver and transfer to the successor Warrant Agent all canceled Warrants, records and property at the time held by it hereunder, and execute and deliver any further assurance or

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conveyance necessary for that purpose. Failure to file or mail any notice provided for in this Section, however, or any defect therein, shall not affect the validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

               Section 16. Identity of Transfer Agent. Forthwith upon the appointment of any transfer agent for the shares of Common Stock or of any subsequent transfer agent for the shares of Common Stock or other shares of the Company's Common Stock issuable upon the exercise of the rights of purchase represented by the Warrants, the Company will file with the Warrant Agent a statement setting forth the name and address of such transfer agent.

               Section 17. Notices. Any notice pursuant to this Agreement to be given by the Warrant Agent, or by the registered holder of any Warrant to the Company, shall be sufficiently given if sent by first-class mail, postage prepaid, addressed (until another is filed in writing by the Company with the Warrant Agent) as follows:

                      Paravant Computer Systems, Inc.
                      780 South Apollo Boulevard, Atrium One
                      Melbourne, Florida 32901

                      Attn:  Richard P. McNeight, President

               Any notice pursuant to this Agreement to be given by the Company or by the registered holder of any Warrant to the Warrant Agent shall be sufficiently given if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) as follows:

                      Paravant Computer Systems, Inc.
                      780 South Apollo Boulevard, Atrium One
                      Melbourne, Florida 32901

                      Attn:  Richard P. McNeight, President

               Section 18. Supplements and Amendments. The Company and the Warrant Agent may, from time to time, supplement or amend this Agreement in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants and which shall not adversely affect the interest of the holders of Warrants.

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



               Section 19. New York Contract. This Agreement and each Warrant issued hereunder shall be deemed to be a contract made under the laws of the State of New York and shall be construed in accordance with the laws of New York applicable to agreements to be performed wholly within New York.

               Section 20. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent, and the registered holders of the Warrants any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent, and the registered holders of the Warrants.

               Section 21. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

               IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                                PARAVANT COMPUTER SYSTEMS, INC.



                                                      By /s/ William R. Craven
                                                        ------------------------
                                                        William R. Craven


                                                PARAVANT COMPUTER SYSTEMS, INC.,
                                                   as Warrant Agent


                                                      By /s/ William R. Craven
                                                        ------------------------
                                                        William R. Craven

                              ELECTION TO PURCHASE
                      (To be executed if Holder desires to
                       exercise the Warrant Certificate.)

               The undersigned hereby elects to exercise __________ PCS Warrants represented by this Warrant Certificate to purchase the shares of PCS Common Stock issuable upon the exercise of such PCS Warrants and requests that Certificates for such shares be issued in the name of and delivered to:

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
[                           ]


________________________________________________________________________________


                         (Please print name and address)

________________________________________________________________________________

If such number of PCS Warrants shall not be all PCS Warrants evidenced by this Warrant Certificate, a new Warrant Certificate for the balance remaining of such PCS Warrants shall be registered in the name of and delivered to:

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
[                           ]


________________________________________________________________________________


                         (Please print name and address)

________________________________________________________________________________

Dated:_____________________________

___________________________________
Signature
(Signature must conform in all
respects to name of holder as
specified on face of this Warrant
Certificate)

Signature Guaranteed:
                                   ASSIGNMENT
             (To be executed by the Registered Holder if such Holder
                  desires to transfer the Warrant Certificates)

FOR VALUE RECEIVED, __________________________________ hereby sells, assigns and transfers unto
Name:___________________________________________________________________________
                  (please typewrite or print in block letters)

Address:________________________________________________________________________
this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint______________________________ ______________________________________________, Attorney, to transfer the within
Warrant Certificate the same on the books of the Company, with full power of substitution in the premises.



Date____________________________                      X_________________________
                                                      Signature Guaranteed

                                                      __________________________
                                                      Notice: The signature to
                                                      the foregoing assignment
                                                      must correspond to the
                                                      name as written upon the
                                                      face of this Warrant
                                                      Certificate in every
                                                      particular, without
                                                      alteration or enlargement
                                                      or any change whatsoever.

                                                      Authorized Signature

                                                                       EXHIBIT A
                                                                      TO WARRANT
                                                                 AGENT AGREEMENT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION FOR SUCH SALE, OFFER, TRANSFER, HYPOTHECATION OR OTHER ASSIGNMENT IS AVAILABLE UNDER SUCH ACT.

No.

                    NOT EXERCISABLE AFTER              , 2001

                               WARRANT CERTIFICATE

                         PARAVANT COMPUTER SYSTEMS, INC.

THIS CERTIFIES that

, or registered assigns, is the registered owner of the number of warrants set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Warrant Agent Agreement dated as of ______________ (the "Warrant Agreement") between Paravant Computer Systems, Inc., a corporation organized under the laws of the State of Florida ("PCS"), and PCS, in its capacity as warrant agent, (the "Warrant Agent"), to purchase or receive from PCS at any time after ____________, 1996 and prior to 5:00 P.M. (New York City time) on ____________, 2001 at the principal office of the Warrant Agent, or its successors as Warrant Agent, the number of shares of common stock, par value $.045 per share, of PCS ("PCS Common Stock") represented hereby to be purchased at $6 per share of PCS Common Stock (the "Exercise Price"), in each case upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase duly executed. The number of PCS Warrants evidenced by this Warrant Certificate (and the number of shares of PCS Common Stock which may be purchased upon exercise thereof) set forth above and the Exercise Price set forth above are the number and Exercise price as of _____________, based on the shares of PCS Common Stock as constituted at such date. As provided in the Warrant Agreement, the Exercise Price and the number of shares of PCS Common Stock which may be purchased upon the exercise of the PCS Warrants evidenced by this Warrant Certificate are subject to modification and adjustment upon the occurrence of certain events.

               This Warrant Certificate is subject to all of the terms, provisions and conditions of the Warrant Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Warrant Agent, PCS and the holders of the Warrant Certificates. Copies of the Warrant Agreement are on file at the above-mentioned office of the Warrant Agent.

               This Warrant Certificate, with or without other Warrant Certificates, upon surrender at the principal office of the Warrant Agent, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor and date evidencing PCS Warrants entitling the holder to purchase a like aggregate number of shares of PCS Common Stock, in each case as the PCS Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered shall have entitled such holder to purchase or receive. If this Warrant Certificate shall be exercised in part, the holder hereof shall be entitled to receive upon surrender hereof another Warrant Certificate or Warrant Certificates for the number of PCS Warrants not exercised.

               PCS shall make a cash payment in lieu of issuing fractional PCS Warrants or fractional shares of PCS Common Stock, as provided in the Warrant Agreement.

               No holder of this Warrant Certificate shall be entitled to vote, receive dividends or distributions on, or be deemed for any purpose the holder of, PCS Common Stock or of any other securities of PCS which may at any time be issuable on the exercise hereof, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of PCS or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Warrant Agreement), or to receive dividends or subscription rights, or otherwise, until the PCS Warrants evidenced by this Warrant Certificate shall have been exercised as provided in the Warrant Agreement.

               This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

               WITNESS the facsimile signature of the proper officers of PCS and its corporate seal.

Dated:

ATTEST:                                   PARAVANT COMPUTER SYSTEMS, INC.



_____________________________             By________________________________


[SEAL]



COUNTERSIGNED:


                                          PARAVANT COMPUTER SYSTEMS, INC.,
                                             as Warrant Agent



                                          By________________________________